Bay Capital Corporation – December 31, 2004

Bay Capital Corporation Table Of Contents For The Year Ended December 31, 2004

C e r t i f i e d P u b l ic A c c o u n t a n t s	B u s i n e s s C o n s u l t a n t s

Report Of Independent Certified Public Accountants

To The Stockholders And Board Of Directors
Bay Capital Corporation
10811 Red Run Boulevard, Suite 200
Owings Mills, Maryland 21117

We have audited the accompanying balance sheet of Bay Capital Corporation as of December 31, 2004 and the related statements of income, changes in stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the comptroller General of the United States and the Consolidated Audit Guide for Audits of HUD Programs (the “Guide”), HUD Handbook 2000.04 REV-2 CHG-1 issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General on December 31, 2001. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bay Capital Corporation as of December 31, 2004 and the results of its operations, changes in stockholders’ equity, cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

HS&S Professional Building • 10 Music Fair Road • Owings Mills, MD 21117 • 410-363-3200 800-899-3633 Fax 410-356-0058
Members: American Institute of Certified Public Accountants & Maryland Association of Certified Public Accountants
www.hertzbach.com

Bay Capital Corporation
Report Of Independent Certified Public Accountants
Page Two

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting information in the reports (shown on Pages 11 and 12) is presented for the purposes of additional analysis and is not a required part of the basic financial statements of the Company. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements as a whole.

In accordance with Government Auditing Standards and the “Consolidated Audit Guide for Audits of HUD Programs”, HUD Handbook 2000.04 REV-2 CHG-1 issued December 31, 2001, we have also issued reports dated April 27, 2005 on our consideration of Bay Capital Corporation’s internal control, compliance with laws and regulations applicable to the financial statements and on its compliance with specific requirements applicable to major HUD programs.

As more fully described in Note 8, subsequent to the issuance of the Company’s 2004 financial statements and our report dated April 27, 2005, we became aware that those financial statements did not reflect certain accruals for interest, commissions and branch reserves. In our original report we expressed an unqualified opinion on the 2004 financial statements, and our opinion on the revised statements, as expressed herein, remains unqualified.

Hertzbach & Company, P.A.

Certified Public Accountants

Baltimore, Maryland April 27, 2005 (except for the explanatory paragraph above and Note 8, which are as of June 19, 2006)

Name of Audit Firm:	Hertzbach & Company, P.A.

Address:	10 Music Fair Road, Owings Mills, Maryland 21117

Federal I.D.#:	52-1158459

Jeffrey M. Kleeman, CPA
(Lead Auditor)
(410) 363-3200

F I N A N C I A L

S T A T E M E N T S

Bay Capital Corporation
Balance Sheet

December 31, 2004

Assets

CURRENT ASSETS
Cash And Cash Equivalents	$619,304
Accounts Receivable	100,557
Interest Receivable	319,310
Loans Held For Sale, Net Of Loan Loss Reserve Of $60,000	54,050,781
Other Current Assets	15,391

Total Current Assets		$55,105,343

PROPERTY AND EQUIPMENT
Computer Equipment	422,503
Leasehold Improvements	68,217
Furniture And Fixtures	236,804

	727,524
Less: Accumulated Depreciation	218,967

Total Property And Equipment		508,557

OTHER ASSETS
Due From Officer	18,189
Loans Held For Investment	913,679
Other Assets	80,490

		1,012,358

TOTAL ASSETS		$56,626,258

See Accompanying Notes

3

Bay Capital Corporation
Balance Sheet

December 31, 2004

Liabilities And Stockholders’ Equity

CURRENT LIABILITIES
Accounts Payable	$305,342
Accrued Expenses	1,736,248
Current Maturity Of Shareholder Notes Payable	26,971
Warehouse Lines Of Credit	53,162,452

Total Current Liabilities		$55,231,013

LONG-TERM LIABILITIES
Shareholder Notes Payable	18,563

Total Long-Term Liabilities		18,563

STOCKHOLDERS’ EQUITY
Common Stock - No Par Value, 1,000 Shares
Authorized, 714.289 Issued And Outstanding	450,000
Additional Paid-In Capital	1,133,906
Retained Deficit	(207,224)

Total Stockholders’ Equity		1,376,682

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$56,626,258

See Accompanying Notes

3A

Bay Capital Corporation
Statement Of Income

For The Year Ended	% Of
December 31, 2004	Income

REVENUES
Branch Income	$12,684,382	52.50
Net Marketing Gains On Loans Sold - Servicing Released	8,274,738	34.25
Gross Interest Income	1,939,535	8.03
Other Origination Income	1,145,213	4.74
Origination Fees	114,417	0.47
Other Income Unrelated To Lending Activities	1,548	0.01

Total Revenues	24,159,833	100.00

EXPENSES
Personnel Expense
Personnel Expense - Wages	12,635,902	52.30
Personnel Expense - Payroll Taxes And Benefits	970,361	4.02

Total Personnel Expenses	13,606,263	56.32

Interest Expense
Interest Expense - Warehouse	1,760,479	7.29
Interest Expense - Other	24,764	0.10

Total Interest Expense	1,785,243	7.39

Operating Expenses
Broker Loan Acquisition Expenses	4,564,077	18.89
General And Administrative Expenses	1,981,111	8.20
Loan Administration Processing Expense	365,256	1.51
Occupancy Expense	522,587	2.16
Retail Loan Origination Processing Expense	445,312	1.84
Servicing Expense For Foreclosures	1,220	0.01
Provision For Loan Loss	60,000	0.25
Depreciation Expense	106,370	0.44

Total Operating Expenses	8,045,933	33.30

Professional Fees
Other Professional Fees	465,832	1.93
Accounting And Audit Fees	239,136	0.99
Legal Fees	67,245	0.28

Total Professional Fees	772,213	3.20

Total Expenses	24,209,652	100.21

NET LOSS	$(49,819)	(0.21)

See Accompanying Notes

4

Bay Capital Corporation
Statement Of Changes In Stockholders’ Equity

For The Year Ended
December 31, 2004

	Common Stock - No Par Value	Additional Paid-In Capital	Retained Earnings (Deficit)	Total Stockholders’ Equity

Balance - January 1, 2004	$450,000	$1,133,906	$(82,635)	$1,501,271

Prior Period Adjustments	—	—	(74,770)	(74,770)

Balance - January 1, 2004, As Restated	450,000	1,133,906	(157,405)	1,426,501

Net Loss For The Year Ended December 31, 2004	—	—	(49,819)	(49,819)

Balance - December 31, 2004	$450,000	$1,133,906	$(207,224)	$1,376,682

See Accompanying Notes

5

Bay Capital Corporation
Statement Of Cash Flows

For The Year Ended
December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(49,819)
Adjustments To Reconcile Net Loss To Net Cash Provided By Operating Activities:
Depreciation	106,370
Provision For Loan Loss	60,000
Increase In Operating Assets:
Accounts Receivable	(96,364)
Interest Receivable	(9,859)
Due From Officer	(18,189)
Increase In Operating Liabilities:
Accounts Payable	138,195
Accrued Expenses	1,368,510

Net Cash Provided By Operating Activities	1,498,844

CASH FLOWS FROM INVESTING ACTIVITIES:
Deposits To Reserves And Escrows	(95,881)
Purchases Of Property And Equipment	(381,340)

Net Cash Used In Investing Activities	(477,221)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds From Warehouse Line-Of-Credit Agreement	38,604,865
Principal Payments On The Warehouse Line-Of-Credit Agreement	(39,325,327)
Proceeds from Shareholder Loan Payable	54,717
Principal Payments Made On Shareholder Loan Payable	(110,999)

Net Cash Used In Financing Activities	(776,744)

NET INCREASE IN CASH	244,879

CASH AND CASH EQUIVALENTS - BEGINNING OF YEAR	374,425

CASH AND CASH EQUIVALENTS - END OF YEAR	$619,304

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash Paid During The Year For Interest	$1,585,905

OTHER SUPPLEMENTAL DISCLOSURES
Property And Equipment Acquired By Issuing Long-Term Debt	$54,717

See Accompanying Notes

6

Bay Capital Corporation
Notes To Financial Statements

December 31, 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS – Bay Capital Corporation (Company) was formed in the State of Maryland on April 24, 2000. The Company is engaged in the business of mortgage brokering and lending in various states.

ADVERTISING – The Company expenses the costs of advertising the first time the advertising takes place. Advertising costs amounted to $176,388 for the year ended December 31, 2004.

METHOD OF ACCOUNTING – The Company’s financial statements and tax returns are prepared on the accrual method of accounting which recognizes income when it is earned and expenses when they are incurred.

ACCOUNTS RECEIVABLE – Management is of the opinion that all of the Company’s accounts receivable are fully collectible and no allowance for doubtful accounts is required.

PROPERTY AND EQUIPMENT – Property and equipment are stated at cost. The cost of repairs and maintenance is charged to operations as incurred. Major renewals, betterments, and additions are capitalized. When assets are sold or otherwise disposed of, the cost of the asset and related accumulated depreciation are removed from the accounts and the resulting gain or loss is credited or charged to income.

Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

INCOME TAXES – Effective January 1, 2000, the Company elected to be treated as a subchapter S Corporation under Section 1362 of the Internal Revenue Code. Under this section, the stockholders of an S Corporation are taxed on their proportional share of the company’s taxable income. Therefore, no provision or liability for income taxes has been included in the financial statements.

ESTIMATES – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

LOANS HELD FOR SALE – Mortgage loans held for sale to non-affiliated investors are valued in the aggregate at lower of cost or market. Market value is determined by outstanding commitments from non-affiliated investors or by current non-affiliated investor yield requirements. The Company records a provision for loan loss in an amount that management has determined to be adequate based on its assessment of risk.

STATEMENT OF CASH FLOWS – For the purpose of this statement, the Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

7

Bay Capital Corporation Notes To Financial Statements (Continued)

December 31, 2004

2.	CONCENTRATION OF RISK

The Company maintains cash accounts with a variety of banking institutions. Accounts at these institutions are insured by the Federal Deposit Insurance Corporation up to $100,000 per depositor. Cash balances exceeded insured limits by $708,688 as of December 31, 2004.

In addition, the mortgage lending industry is particularly subject to fluctuations in the economy and interest rates.

3.	OPERATING LEASES

The Company leases office facilities in Owings Mills, Maryland. The lease term is for five years and expires in April of 2007. The Company began leasing an additional office facility in Las Vegas, Nevada in July 2004. The lease term is three years, expiring in June of 2007. The Company also leases equipment under operating leases expiring at various dates through 2005. Future minimum rental payments under non-cancelable operating leases are as follows:

Year Ending December 31,

Payments

2005	$326,683
2006	340,200
2007	126,857

Total	$793,740

4.	SHAREHOLDER NOTES PAYABLE

On November 13, 2003, the Company received a $200,000 loan from Paul Bekman, a shareholder of the Company. Interest on the unsecured note is charged at 10% annually. The note does not specify a fixed term or payments. As of December 31, 2004, the balance of the loan principal and accrued interest was $0.

On June 24, 2004, the Company received a $10,717 loan from LS Doc Group, LLC for equipment purchased. The loan bears an interest rate of 12% annually and matures June 30, 2006. The Company makes monthly principal and interest payments of $504. As of December 31, 2004, the principal balance on the note was $8,273.

On August 1, 2004, the Company received a second loan from LS Doc Group, LLC for $44,000. The loan bears an interest rate of 10% annually and will mature on July 31, 2006. The Company makes monthly payments of principal and interest in the amount of $2,030. As of December 31, 2004, the principal balance on the note was $37,261.

5.	WAREHOUSE LINES OF CREDIT

The Company has credit arrangements with three mortgage warehouse lenders as of December 31, 2004. These notes are collateralized by all mortgage loans originated by advances made under these agreements, and all purchase commitments, servicing rights and all other assets and rights related to those loans. All warehouse lines of credit are personally guaranteed by Stewart Sachs and Ben Lyons, officers and shareholders of the Company. The lines of credit are expected to renew annually. Balances as of December 31, 2004 are as follows:

8

Bay Capital Corporation Notes To Financial Statements (Continued)

December 31, 2004

5.	WAREHOUSE LINES OF CREDIT (CONTINUED)

Lender	Interest Rate	Due Date	Amount Due December 31, 2004

First Collateral	Libor Plus	Annually On A
Warehouse Lending	Variable Margin	Revolving Basis	$49,828,996

First Tennessee	Libor Plus	Annually On A
Warehouse Lending	Variable Margin	Revolving Basis	3,131,290

Impac	Libor Plus	Annually On A
Warehouse Lending	Variable Margin	Revolving Basis	202,166

			$53,162,452

Interest expense on all of the Company’s obligations for the year ended December 31, 2004 was $1,760,479.

DEBT COVENANTS – The Company is committed by debt covenants of the warehouse lines of credit to maintain certain minimum ratios and tangible net worth. Non-compliance with loan covenants could severely impact the Company’s ability to fund future loans. No provision has been recorded for this possibility. The covenants are being met as of the balance sheet date.

6.	RELATED PARTY TRANSACTIONS

OPERATING LEASE – The Company leases its office facilities for $20,992 per month from Woodridge, LLC. All of the members of the LLC are stockholders of the Company. Rent expense for the year ended December 31, 2004 was $251,457.

7.	BRANCH OPERATIONS

Branch income presented in the accompanying income statement includes income from brokering and lending activities during the year. Broker loan acquisition expense presented in the accompanying income statement represents all operating expenses incurred by the branch including fees related to acquisition of loan origination and loan processing. Personnel, occupancy and general and administrative expenses are excluded from the branch expenses. All net profits of the branches are paid to the branch manager in the form of wages.

8.	SUBSEQUENT DISCOVERY OF FACTS

Subsequent to the issuance of the Company’s financial statements, management became aware that accrued interest for the warehouse lines of credit was understated by $221,742, of which $22,404 was due to 2003 interest incurred. In addition, management became aware of an unrecorded liability for commissions payable to a former branch manager, who has since filed a lawsuit against the company. The estimated amount of commission payable at December 31, 2004 was $356,301. Management also determined that the liability for branch reserves paid to branch managers as wages was understated by $211,186, of which $52,366 was due to 2003 wages earned. These omissions resulted in an understatement of current liabilities and an overstatement of certain other assets. The inclusion of these items in the revised financial statements has the effect of increasing current liabilities by $758,043 at December 31, 2004, decreasing other assets by $31,186 and decreasing net income for 2004 by $714,459. Beginning retained earnings was adjusted by $74,770 for the transactions affecting 2003 expenses and is shown on the financial statements as a prior period adjustment.

9

S U P P L E M E N T A R Y

I N F O R M A T I O N

C e r t i f i e d P u b l ic A c c o u n t a n t s	B u s i n e s s C o n s u l t a n t s

Accountants’ Report On Supplementary Information

Our audit of the basic financial statements presented in the preceding section of this report was made primarily to form an opinion on the basic financial statements taken as a whole. Supplementary information, contained in the following pages, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Hertzbach & Company, P.A.

Certified Public Accountants

Baltimore, Maryland April 27, 2005

HS&S Professional Building • 10 Music Fair Road • Owings Mills, MD 21117 • 410-363-3200 800-899-3633 Fax 410-356-0058
Members: American Institute of Certified Public Accountants & Maryland Association of Certified Public Accountants
www.hertzbach.com

Bay Capital Corporation Schedule Of General And Administrative Expenses

For The Year Ended	% Of
December 31, 2004	Income

GENERAL AND ADMINISTRATIVE EXPENSES:
Advertising	$127,291.53
Auto	30,606.13
Bank Charges	14,834.06
Computers	158,378.66
Contracted Services	21,775.09
Contributions	5,857.02
Conventions	162,906.67
Dues And Subscriptions	9,933.04
Franchise Taxes	8,260.03
Expense Reimbursements	132,474.55
Insurance	211,741.88
Late Fees And Lost Discounts	12,351.05
Leased Equipment Expense	122,151.51
Licenses	91,150.38
Marketing	14,312.06
Meals	30,024.12
Office Supplies And Expenses	227,100.94
Postage And Delivery	180,998.75
Recruiting	45,830.19
Repairs And Maintenance	37,426.15
Training	4,542.02
Travel And Entertainment	131,206.54
Telephone	199,966.83

Total General And Administrative Expenses	$1,981,111	8.20

See Accountants’ Report On Supplementary Information

11

Bay Capital Corporation Schedule Of Broker Loan Acquisition Expenses

For The Year Ended	% Of
December 31, 2004	Income

BRANCH EXPENSES:
Advertising	$49,097.20
Appraisal	25,739.10
Buyout	4,326.02
Condo Questionnaire	1,780.01
Credit Reports	191,701.79
Deposit	1,690.01
Early Payoff	16,277.07
Flood Certificates	12,740.05
Funding	24,973.10
Insurance	65,138.27
Interest	1,341.01
Lender’s Credit	20,613.09
Licenses	26,498.11
Marketing	2,158,479	8.93
Other Fees	17,596.07
Pair Off Fee	2,215.01
Postage And Shipping	86,336.36
Processing Fees	6,175.03
Record Assignment	2,312.01
Review Fee	1,493.01
Settlement	190	—
Subordination	887	—
Yield Spread Premium	1,846,481	7.64

Total Branch Expenses	$4,564,077	18.89

See Accountants’ Report On Supplementary Information

12

Bay Capital Corporation Supplementary Data Required By HUD Balance Sheet

December 31, 2004

Assets

CURRENT ASSETS
111	Cash And Cash Equivalents		$619,304
121	Accounts Receivable, Net Of Allowance Of Doubtful Accounts		100,557
134	Loans Held For Sale, At Lower Of Cost Or Market		54,050,781
135	Other Current Assets		334,701
	Details
	Interest Receivable	319,310
	Other Reserve	15,391

150	Total Current Assets		55,105,343

NON-CURRENT ASSETS
165	Total Property And Equipment, Net Of Accumulated Depreciation		508,557
174	Loans Held For Investment		913,679
176	Other Non-Current Assets		80,490
	Details
	Restricted Cash	15,000
	Deposits	10,448
	Escrows	55,042

170	Total Non-Current Assets		1,502,726

UNACCEPTABLE ASSETS
182	Due From An Officer, Stockholder, Or Related Party		18,189

180	Total Unacceptable Assets		18,189

200	TOTAL ASSETS		$56,626,258

See Accountants’ Report

13

Bay Capital Corporation Supplementary Data Required By HUD Balance Sheet

December 31, 2004

Liabilities And Stockholders’ Equity

CURRENT LIABILITIES
311	Accounts Payable And Accrued Expenses		$2,041,590
312	Warehouse Lines Of Credit		53,162,452
315	Other Current Liabilities		26,971
	Details
	Current Maturities Of Long-Term Debt	26,971

310	Total Current Liabilities		55,231,013

NON-CURRENT LIABILITIES
322	Other Non-Current Liabilities		18,563
	Details
	Long-Term Debt, Less Current Maturities	18,563

320	Total Non-Current Liabilities		18,563

300	Total Liabilities		55,249,576

EQUITY
502	Common Stock		450,000
504	Additional Paid-In Capital		1,133,906
506	Retained Deficit		(207,224)

500	Total Equity		1,376,682

600	TOTAL LIABILITIES AND EQUITY		$56,626,258

See Accountants’ Report

13A

Bay Capital Corporation Supplementary Data Required By HUD Statement Of Income

For The Year Ended December 31, 2004

REVENUES
702	Gross Interest Income		$1,939,535
704	Net Marketing Gain On Loans Sold Including Servicing Release Premuim		8,274,738
709	Retail Origination Fees		114,417
710	Other Retail Origination Income		1,145,213
711	Correspondent And Broker Income		12,684,382
714	Other Income Not Related To Lending Activities		1,548
	Details
	Interest	158
	Other	1,390

700	Total Revenue		24,159,833

EXPENSES
Personnel Expenses
901	Personnel Expenses - Wages		12,635,902
902	Personnel Expenses - Payroll Taxes And Benefits		970,361

910	Total Personnel Expenses		13,606,263

Interest Expense
911	Interest Expense - Warehouse		1,760,479
912	Interest Expense - Other		24,764

920	Total Interest Expenses		1,785,243

Operating Expenses
931	Occupancy Expense		522,587
933	Depreciation Expense		106,370
934	Loan Administration Processing Expenses		365,256
935	Retail Loan Origination Processing Expenses		445,312
936	Correspondent And Broker Loan Acquisition Expense		4,564,077
937	Provision For Loan Loan Loss		60,000
938	Servicing Expenses For Foreclosure And REO		1,220
939	General and Administrative Expenses		1,981,111

950	Total Operating Expenses		8,045,933

Professional Fees
961	Audit Fees		51,375
962	Legal Fees		67,245
963	Other Professional Fees		653,593

964	Total Professional Fees		772,213

900	Total Expenses		24,209,652

1000	NET LOSS		$(49,819)

See Accountants’ Report

14

Bay Capital Corporation Supplementary Data Required By HUD Statement Of Retained Earnings

For The Year Ended December 31, 2004

991	Balance At The Beginning Of The Year, As Reported	$1,501,271

994	Net Income (Loss)	(49,819)

990	Ending Balance	$1,451,452

See Accountants’ Report

15

Bay Capital Corporation Supplementary Data Required By HUD Statement Of Cash Flows

For The Year Ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES:
401	Net Loss		$(49,819)

Adjustments To Reconcile Net Loss To Cash Flows Provided By Operating Activities:
402	Depreciation		106,370
406	Provision For Loan Loss		60,000
(Increase) Decrease:
411	Accounts Receivable		(96,364)
412	Other Current Assets		(9,859)
	Details
	Interest Receivable	(9,859)
413	Due From Officer		(18,189)
Increase (Decrease):
421	Accounts Payable And Accrued Expenses		1,506,705

426	Total Adjustments		1,548,663

430	Net Cash And Cash Equivalents Provided By Operating Activities		1,498,844

CASH FLOWS FROM INVESTING ACTIVITIES:
444	Acquisition Of PPE		(381,340)
445	Other Investing Activities		(95,881)
	Details
	Deposits	(10,448)
	Escrows And Restricted Cash	(70,042)
	Other Reserve	(15,391)

440	Net Cash And Cash Equivalents Used In Investing Activities		(477,221)

See Accountants’ Report

16

Bay Capital Corporation Supplementary Data Required By HUD Statement Of Cash Flows

For The Year Ended December 31, 2004

CASH FLOWS FROM FINANCING ACTIVITIES:
451	Proceeds From Warehouse Line-Of-Credit Agreement	$38,604,865
452	Principal Payments On The Warehouse Line-Of-Credit Agreement	(39,325,327)
453	Proceeds From Shareholder Loan Payable	54,717
454	Principal Payments On Shareholder Loan Payable	(110,999)

450	Net Cash And Cash Equivalents Used In Financing Activities	(776,744)

461	NET INCREASE IN CASH AND CASH EQUIVALENTS	244,879

462	CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	374,425

463	CASH AND CASH EQUIVALENTS, END OF YEAR	$619,304

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
471	Cash Paid For Interest	$1,585,905

OTHER SUPPLEMENTAL DISCLOSURES
473	Property And Equipment Acquired By Issuing Long-Term Debt	$54,717

See Accountants’ Report

17

Bay Capital Corporation Supplementary Data Required By HUD Computation Of Adjusted Net Worth And Minimum Net Worth Requirements

December 31, 2004

TITLE II NON-SUPERVISED LENDER
1201	FHA Servicing Rights	$—

Add FHA Originations And FHA Purchases
1202	FHA Originations	3,911,672
1203	FHA Purchases	—

1205	Subtotal	3,911,672

1221	FHA Originations Retained	295,795
1222	FHA Purchases Retained	—

1225	Subtotal	295,795

1231	Total	$3,615,877

1232	1% of Total	36,159
1235	Minimum Net Worth Required	250,000
1240	Net Worth Required	250,000

500	Stockholders’ Equity Per Balance Sheet	$1,376,682
180	Less: Unacceptable Assets	18,189

1270	Adjusted Net Worth	$1,358,493

1280	Adjusted Net Worth ABOVE Amount Required	$1,108,493

1290	Adjusted Net Worth BELOW Amount Required	$—

See Accountants’ Report

18

Bay Capital Corporation Supplementary Data Required By HUD Computation Of Liquid Assets And Liquidity Requirements

December 31, 2004

111	Cash And Cash Equivalents	$619,304
132	Securities Available For Sale	—
133	Trading Account Securities	—

1410	Total Liquid Assets	$619,304

1270	Adjusted Net Worth	$1,358,493

1420	Liquidity Required	$100,000

1430	Liquidity ABOVE The Program Requirement	$519,304

1440	Liquidity BELOW The Program Requirement	$—

See Accountants’ Report

19

C e r t i f i e d P u b l ic A c c o u n t a n t s	B u s i n e s s C o n s u l t a n t s

Report Of Independent Certified Public Accountants

Internal Control Structure

To The Stockholders And Board Of Directors Bay Capital Corporation 10811 Red Run Boulevard, Suite 200 Owings Mills, Maryland 21117

We have audited the financial statements of Bay Capital Corporation as of and for the year ended December 31, 2004, and have issued our report thereon dated April 27, 2005. We have also audited Bay Capital Corporation’s compliance with requirements applicable to major HUD-assisted programs and have issued our report thereon dated April 27, 2005.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States and the Consolidated Audit Guide for Audits of HUD Programs (the “Guide”), HUD Handbook 2000.04 REV-2 CHG-1 issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General on December 31, 2001. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement and about whether Bay Capital Corporation complied with laws and regulations, noncompliance with which would be material to a HUD-assisted program.

In planning and performing our audit for the year ended December 31, 2004 we considered Bay Capital Corporation’s internal control structure in order to determine our auditing procedures for the purpose of expressing our opinion on Bay Capital Corporation’s basic financial statements and on its compliance with requirements applicable to major programs and to report on internal controls in accordance with the provisions of the Guide and not to provide assurance on the internal control structure.

HS&S Professional Building • 10 Music Fair Road • Owings Mills, MD 21117 • 410-363-3200 800-899-3633 Fax 410-356-0058
Members: American Institute of Certified Public Accountants & Maryland Association of Certified Public Accountants
www.hertzbach.com

Bay Capital Corporation
Internal Control Structure
Page Two

In connection therewith, we have also obtained an understanding of those internal accounting control and administrative control procedures comprehended in the U.S. Department of Housing and Urban Development (HUD) Consolidated Audit Guide for Audits of HUD Programs, HUD Handbook 2000.04 REV-2 CHG-1 issued on December 31, 2001. Our study included tests of compliance with such procedures.

The management of the Company is responsible for establishing and maintaining an internal control structure. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. The objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management’s authorization and recorded properly to permit the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America and that Federal financial assistance programs are managed in compliance with applicable laws and regulations. Because of inherent limitations in any internal control structure, errors, irregularities or instances of noncompliance may nevertheless occur and not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that procedures may become inadequate because of changes in conditions or that the effectiveness of the design and operation of policies and procedures may deteriorate.

We performed tests of controls as required by the Guide, to evaluate the effectiveness of the design and operation of internal control structure policies and procedures that we considered relevant to preventing or detecting material noncompliance with specific requirements applicable to Bay Capital Corporation’s HUD-assisted programs. Our procedures were less in scope than would be necessary to render an opinion on internal control structure policy and procedures. Accordingly, we do not express such an opinion.

A material weakness is a reportable condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited or that noncompliance with laws and regulations that would be material to a HUD-assisted program may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions.

Bay Capital Corporation
Internal Control Structure
Page Three

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be reportable conditions and, accordingly, would not necessarily disclose all reportable conditions that are also considered to be material weaknesses as defined above. We noted certain matters involving the internal control structure and its operation that we consider to be material weaknesses. Reportable conditions and material weaknesses are described in the accompanying schedule of findings and questioned costs as item 2004-1.

This report is intended for the information of management and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.

Hertzbach & Company, P.A.

Certified Public Accountants

Baltimore, Maryland April 27, 2005

C e r t i f i e d P u b l ic A c c o u n t a n t s	B u s i n e s s C o n s u l t a n t s

Report Of Independent Certified Public Accountants

Compliance With Specific Requirements

Applicable To Major HUD Programs

To The Stockholders And Board Of Directors Bay Capital Corporation 10811 Red Run Boulevard, Suite 200 Owings Mills, Maryland 21117

We have audited the financial statements of Bay Capital Corporation as of and for the year ended December 31, 2004, and have issued our report thereon dated April 27, 2005. In addition, we have audited Bay Capital Corporation’s compliance with the specific program requirements governing: Quality Control Plans, Loan Origination, Loan Settlement, and Adjusted Net Worth that are applicable to its major HUD-assisted program, for the year ended December 31, 2004. The management of Bay Capital Corporation is responsible for compliance with those requirements. Our responsibility is to express an opinion on compliance with those requirements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, and the Consolidated Audit Guide for Audits of HUD Programs, (the “Guide”), HUD Handbook 2000.04 REV-2 CHG-1 issued by the U.S. Department of Housing and Urban Development, Office of Inspector General on December 31, 2001. Those standards and the Guide require that we plan and perform the audit to obtain reasonable assurance about whether material noncompliance with the requirements referred to above occurred. An audit includes examining, on a test basis, evidence about Bay Capital Corporation’s compliance with those requirements. We believe that our audit provides a reasonable basis for our opinion.

HS&S Professional Building • 10 Music Fair Road • Owings Mills, MD 21117 • 410-363-3200 800-899-3633 Fax 410-356-0058
Members: American Institute of Certified Public Accountants & Maryland Association of Certified Public Accountants
www.hertzbach.com

Bay Capital Corporation Compliance With Specific Requirements Applicable To Major HUD Programs Page Two

In our opinion, Bay Capital Corporation did not comply, in all material respects, with the requirements described above that are applicable to its major HUD-assisted program for the year ended December 31, 2004. Non-compliance conditions are reported in the Schedule of Findings and Questioned Costs as items 2004-2 through 2004-4.

This report is intended for the information of management and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.

Certified Public Accountants

Baltimore, Maryland April 27, 2005

SCHEDULE OF FINDINGS AND QUESTIONED COSTS

Name Of Lender:	Bay Capital Corporation

Audit Firm:	Hertzbach & Company, P.A.

Audit Period:	January 1, 2004 To December 31, 2004

2004-1	The Company’s internal control procedures over loan files are deemed inadequate. In the aggregate we considered this to be a material weakness.

	Criteria	HUD requires lenders to retain entire case files for at least two years from the date of mortgage endorsement for auditing purposes.

	Condition	There were numerous errors in the database. Monitoring of data entry was inadequate. The Company was unable to locate specific files for review and testing.

	Cause	Management does not consistently monitor internal controls.

Effect
Employees did not identify material errors in the normal course of their duties. The exact number, type, and amount of loans closed and funded in 2004 cannot be known to a reasonable degree of certainty. Auditor could not review an adequate sample of loan files and noted numerous exceptions in those examined.

	Response	The Company is reviewing loan activity daily in 2005 to assist in identifying errors in the loan database in a timely manner.

2004-2	The Company failed to file the annual HMDA report.

	Criteria	HUD requires lenders to file an annual report in accordance with the Home Mortgage Disclosure Act.

	Condition	There was no report filed.

	Cause	The information needed to prepare the report accurately was not available.

	Effect	The Company did not comply with the applicable regulatory requirement.

	Response	The Company intends to file the HMDA report in 2005.
25

SCHEDULE OF FINDINGS AND QUESTIONED COSTS (CONTINUED)

2004-3	The Company does not maintain its accounting system in such a way as to facilitate accurate completion of the Financial Data Template.

	Criteria	HUD requires lenders to file an annual audited financial statement in a required format.

	Condition	The Company does not separately track revenues from brokering and lending activities. The gain on the sale of loans cannot be audited.

	Cause	The information needed to prepare the report accurately was not readily available using the current trial balance structure.

	Effect	The Company’s revenues and expenses may no be accurately reported in the Lender Assessment Subsystem on the proper lines.

	Response	The Company is actively pursuing changing the accounting system to better facilitate the completion of the financial data template.

2004-4	The Company does not adequately monitor quality control.

	Criteria	HUD requires lenders to perform timely and regular quality control reviews.

	Condition	The Company did not conduct timely and adequate quality control reviews in accordance with its quality control plan.

	Cause	Changes in management staffing did not allow for consistent attention to and enforcement of quality control by management.

	Effect	Management did not identify material errors in the normal course of their duties and correct loan file defects in a timely manner.

	Response	The Company has hired personnel in 2005 and is also in the process of developing a department to monitor quality control.
26

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Bay Capital Corp.

           We have audited the accompanying consolidated balance sheet of Bay Capital Corp. and subsidiaries (the “Company”) as of December 31, 2005, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the one year period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

           In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Bay Capital Corp. and subsidiaries as of December 31, 2005, and the results of their operations and their cash flows for the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

June 30, 2006 Camarillo, California

BAY CAPITAL CORP.
CONSOLIDATED BALANCE SHEET

December 31, 2005

ASSETS

Cash and cash equivalents	$338,843
Mortgage loans held for sale at lower of cost or market, net of reserve of $541,918	49,947,975
Mortgage loans held for investment	2,099,631
Accrued interest receivable	169,305
Other receivables	159,288
Prepaid expenses	252,875

Total current assets	52,967,917
Deposits	17,650
Office property and equipment, net	508,283

Total other assets	525,933

TOTAL ASSETS	$53,493,850

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	$2,211,774
Credit facilities on mortgage loans held for sale	49,155,708
Interest payable	240,828
Note payable-related party	500,000
Notes payable-current	92,023

Total current liabilities	52,200,333
Long Term Note Payable	32,226
Notes payable on mortgage loans held for investment	453,000
Notes payable on mortgage loans held for investment- related party	800,000

Total long term liabilities	1,285,226

TOTAL LIABILITIES	53,485,559

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY
Common stock, no par value; 1,000 shares authorized; 714.289 Issued and outstanding	450,000
Additional paid in capital	1,141,952
Accumulated deficit	(1,583,661)

Total stockholders’ equity	8,291

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$53,493,850

See notes to consolidated financial statements.
F-1

BAY CAPITAL CORP.
CONSOLIDATED STATEMENT OF OPERATIONS
For The Year Ended

REVENUES	December 31, 2005

Interest income	$2,913,919
Interest expense	(2,462,433)

Net interest income	451,486
Gain on sale of mortgage loans, net of provisions for losses of $833,239	11,259,291
Origination income	12,926,046

Total revenues	24,636,823

OPERATING EXPENSES
Personnel	16,526,308
Advertising and promotion	566,217
General and administrative	8,840,826

Total operating expenses	25,933,351

Net operating loss	(1,296,528)

Income tax expense	9,444
Non-operating- expense, net	70,466

79,910

Net loss	$(1,376,438)

See notes to consolidated financial statements.
F-2

BAY CAPITAL CORP. CONSOLIDATED STATEMENT OF CASH FLOWS For The Year Ended

December 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,376,438)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation and amortization	167,567
Provision for losses on repurchases and premium recapture	481,918
Changes in operating assets and liabilities:
Decrease in Mortgage loans held for sale	3,620,888
Prepaid expenses	(252,877)
Accounts Receivable	(43,339)
Interest Receivable	150,005
Deposits	(17,649)
Other Current Assets	83,679
Accounts payable	265,897
Accrued liabilities	12,518
Accrued Commission Payable	67,977
Interest Payable	19,086

Net cash provided by operating activities	3,179,232

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(167,293)
Additions to loans held for investment	(1,185,952)

Net cash used by investing activities	(1,353,245)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments of long-term debt	(93,704)
Net decrease on warehouse credit facilities	(4,006,744)
Proceeds from debt issuance- related party	500,000
Proceeds from debt issuance-loans held for sale-related party	800,000
Proceeds from debt issuance-loans held for sale	453,000
Proceeds from issuance of debt	226,000

Net cash provided by financing activities	(2,121,448)

NET INCREASE IN CASH AND CASH EQUIVALENTS	(295,461)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	634,304

CASH AND CASH EQUIVALENTS, END OF PERIOD	$338,843

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$2,462,433

Cash paid for taxes	$9,444

See notes to consolidated financial statements.
F-3

BAY CAPITAL CORP. STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)

	Common Stock

	Shares	Amount	Additional Paid-in Capital	Accumulated Retained Earnings (Deficit)	Total Stockholders’ Equity (Deficit)

Balance, December 31, 2004 as previously reported	714	$450,000	$1,133,905	$582,005	$2,165,910

Prior period adjustments				(789,228)	(789,228)

Balance as restated	714	$450,000	$1,133,905	$(207,223)	$1,376,682

Net loss				(1,376,438)	(1,376,438)

Shareholder contribution			8,047		8,047

Balance, December 31, 2005	714	$450,000	$1,141,952	$(1,583,661)	$8,291

See notes to consolidated financial statements.
F-4

BAY CAPITAL CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE TWELVE MONTH PERIOD ENDING DECEMBER 31, 2005

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization History

Bay Capital Corp. (“Bay or The Company”) was incorporated on May 10, 2000 in the state of Maryland.

The Company engages in the business of originating, financing, servicing and selling mortgage loans secured by residential real estate. The Company offers a range of mortgage products ranging from prime to non-prime loan types, with a primary focus on borrowers who may not meet conforming underwriting guidelines because of higher loan-to-value ratios, the nature or absence of income documentation, limited credit histories, high levels of consumer debt, or past credit difficulties. The Company originates loans based on the borrower’s ability to repay and the adequacy of the collateral securing the loan.

Until January 1, 2005, the Company operated as a sub-chapter S corporation for income tax reporting purposes. On January 1, 2005 the shareholder’s of the Company voluntarily converted to a C corporation for income tax reporting. The Company is licensed to originate loans in approximately 40 states and the District of Columbia.

Principles of Consolidation

The accompanying consolidated financial statements include the consolidated financial statements of the Company’s wholly-owned subsidiary, Bay Capital Management, LLC. This subsidiary had no balances or transactions for the twelve month period ended December 31, 2005. The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

Business

Mortgage Banking, Loans Held for Sale and Investment Activities

Bay recognizes interest income on loans held for sale and investment from the time that it originates the loan until the time the loans are sold. Gains on sale of loans are recognized upon the sale of loans for a premium to various third-party investors under purchase and sale agreements. Loan sales may be either on a servicing retained or released basis. Mortgage loans held for sale are carried at the lower of cost or market. Gains or losses resulting from loan sales are recognized at the time of sale, based on the difference between the net sales proceeds and the carrying value of the loans sold. Certain whole loan sale contracts include provisions requiring Bay to repurchase a loan if a borrower fails to make one or more of the first loan payments due on the loan. In addition, the contract may provide that Bay refund a portion of the premium paid on the sale of mortgage loans if a loan is prepaid in full within a certain amount of time from the date of sale.

Interest Income Recognition

Interest income is accrued as earned. Loans are placed on non-accrual status when any portion of principal or interest is 90 days past due, or earlier when concern exists as to the ultimate collection of principal or interest. When a loan is placed on non-accrual status the accrued and unpaid interest is reversed and interest income is recorded when collected. Loans return to accrual status when principal and interest become current and are anticipated to be fully collectible.

F-5

BAY CAPITAL CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE TWELVE MONTH PERIOD ENDING DECEMBER 31, 2005

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results may differ from these estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of purchase to be cash equivalents. The Company maintains cash and cash equivalent balances with financial institutions that exceed federally insured limits. The Company has not experienced any losses related to these balances, and management believes its credit risk to be minimal.

Provision for Losses

Provision for losses on loans held for sale is recorded in an amount sufficient to maintain the allowance for loan losses at a level considered appropriate to cover probable losses on such loans. Market valuation adjustments have been recorded on real estate owned. These adjustments are based on estimates of probable losses, calculated using loss frequency and loss severity rate assumptions and are based on the value that could reasonably expect to obtain from a sale, that is, other than in a forced or liquidation sale. Provision for losses also includes net losses on real estate owned. The Company periodically evaluates the estimates used in calculating expected losses and adjustments are reported in earnings. As these estimates are influenced by factors outside of the Company’s control and as uncertainty is inherent in these estimates, actual amounts charged-off could differ from amounts recorded.

Interest Income

Interest income is recorded when earned. Interest income represents the interest earned on mortgage loans held for sale and on mortgage loans held for investment. For loans that are 90 days or more delinquent, the Company reverses income previously recognized but not collected, and ceases to accrue income until all past-due amounts are collected. Interest income also includes revenue related to mortgage loans held for investment (on-balance sheet securitizations), classified as interest income for accounting purposes.

Loan Servicing and Other Fees

Fees for servicing sold loans are credited to income when received. Costs of servicing loans are expensed as incurred. Other loan fees, which represent income from the prepayment of loans, delinquent payment charges and miscellaneous loan services, are recorded as revenue when collected.

Escrow and Fiduciary Funds

The Company maintains segregated bank accounts in trust for the benefit of investors for payments on securitized loans and mortgage loans serviced for investors. The Company also maintains bank accounts for the benefit of borrower’s property tax and hazard insurance premium payments that are escrowed by borrowers.

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

F-6

BAY CAPITAL CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE TWELVE MONTH PERIOD ENDING DECEMBER 31, 2005

Office Property and Equipment

Office property and equipment are stated at cost. The cost of repairs and maintenance is charged to operations as incurred. Maintenance and repairs which do not extend the useful life of the related property or equipment are charged to operations as incurred. The straight-line method of depreciation is followed for financial reporting purposes. Depreciation and amortization are provided in amounts sufficient to relate the cost of assets to operations over their estimated service lives or the lives of the respective leases, whichever is shorter. The estimated service lives for furniture and office equipment, computer hardware and software, and leasehold improvements are seven years, three years, and five years, or shorter as appropriate (or the contractual life of the underlying operating lease), respectively.

Advertising

The Company utilizes non-direct response advertising. As such, advertising costs are expensed as incurred. Total advertising expense recorded for the twelve months ended December 31, 2005 was $424,001.

2.	CONCENTRATIONS OF RISK

Cash and Cash Equivalents

The Company has deposits in its bank accounts that exceed federally insured limits by approximately $850,000 at December 31, 2005.

Credit Repurchase Risk

Bay’s sales of mortgage loans are subject to standard mortgage industry representations and warranties, material violations of which may require Bay to repurchase one or more mortgage loans. Additionally, certain whole loan sale contracts include provisions requiring Bay to repurchase a loan if a borrower fails to make one or more of the first loan payments due on the loan. During the year ended December 31, 2005 loans repurchased totaled $1.1 million, pursuant to these provisions.

3.	OFFICE PROPERTY AND EQUIPMENT

Office property and equipment consists of the following:

December 31, 2005

Computer hardware and software	$520,884
Office furniture and equipment	305,715
Leasehold improvements	68,217

Total property and equipment	894,816
Less: Accumulated depreciation and amortization	(386,533)

Property and equipment, net	$508,283

Depreciation expense for the year ended December 31, 2005 was $167,567.
F-7

BAY CAPITAL CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE TWELVE MONTH PERIOD ENDING DECEMBER 31, 2005

4.	RELATED-PARTY TRANSACTIONS

Office Lease

The company leases office space in Owings Mills, Maryland from Woodridge, LLC in which all members are also stockholders and under common control of the Company. Total rents paid to Woodridge were $300,439 for the twelve months ended December 31, 2005.

Mortgage review services

Through common control by Stewart Sachs and Ben Lyons, officers and shareholders of the Company, the Company is related to WMB Review, LLC and LS Doc Group, LLC. The two entities provide mortgage loan review services to certain borrowers of the Company, in which the affiliation of such relationship is disclosed and consented to, prior to the loan funding. The Company is the single customer of WMB Review LLC and LS Doc Group LLC with all fees paid by the Company’s borrowers. The combined, unaudited, income and expense for the twelve months ended December 31, 2005 was approximately $893,100 and $161, 100 respectively.

5.	EMPLOYEE BENEFIT PLANS

The Company maintains a qualified 401(k) employee savings and profit sharing plan for the benefit of substantially all employees. Under the plan the employees can contribute and defer taxes on compensation contributed. The Company’s expense for the plan in 2005 was $6,345.

6.	INCOME TAXES

The consolidated provision for income taxes consists of the following at December 31, 2005:

Current state income taxes	$9,444

Deferred income tax assets consist of the Loan Loss Reserve $541,918 and a Net Operating Loss Carryforward of $839,719 expiring in 2026. Due to the uncertainty regarding the level of future earnings, the Company has recorded a valuation allowance to reflect the estimated amount of deferred tax assets that may not be realized.

The Company’s deferred tax assets and liabilities consist of the following at December 31, 2005:

Deferred Tax Assets:	$555,418
Valuation allowance	(555,418)

Total deferred tax assets	$-0
F-8

BAY CAPITAL CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE TWELVE MONTH PERIOD ENDING DECEMBER 31, 2005

7.	NOTES PAYABLE

On March 15, 2005, the Company received a bank term loan in the amount of $182,000. The note is secured by equipment, personally guaranteed by Stewart Sachs and Ben Lyons, officers and shareholders of the Company. The note calls for a fixed interest rate of 7%, monthly payments of interest and principal of $8,157 and matures on April 16, 2007.

Future maturities of long-term debt on bank term note are as follows:

Balance	$124,249
Less current Portion	(92,023)

Total	$32,226

On February 15, 2005, the Company received loans from unrelated parties totaling $453,000. The notes are unsecured, subordinated and accrue interest at fixed rates ranging from 8.15% to 9.65% per annum, and requires monthly interest only payments through the term of the loans. The proceeds of such loans have been used to fund the loans held for investment.

Future maturities of long-term debt at December 31, 2005 are as follows:

2007	$353,000
2008	100,000

Total	$453,000

8.	NOTES PAYABLE – Related Party

On February 15, 2005, the Company received loans from related parties totaling $800,000. The notes are unsecured, subordinated and accrue interest at fixed rates of 8.15% per annum, and require monthly interest only payments through March 22, 2007, at which time the notes are due in full.

On June 1, 2005, the Company received a loan from a principal shareholder of the Company, in the amount of $300,000. The note is unsecured, subordinated and accrues interest at a fixed rate of 10.00% per annum, initially requires monthly interest only payments of $2,500 through June 30, 2006, at which time the entire balance is due and payable.

On December 30, 2005, the Company received a loan from a principal shareholder of the Company, in the amount of $200,000. The note is unsecured, subordinated and accrues interest at a fixed rate of 10.00% per annum, initially requires monthly interest only payments of $2,500 through June 30, 2006, at which time the entire balance is due and payable.

9.	CREDIT FACILITIES – Warehouse Lines

The Company has credit arrangements with three mortgage warehouse lenders as of December 31, 2005. These lines are collateralized by all mortgage loans originated by advances made under these agreements and are personally guaranteed by Stewart Sachs and Ben Lyons, officers and shareholders of the Company. The Company is committed by debt covenants of the warehouse lines of credit to maintain certain minimum

F-9

BAY CAPITAL CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR THE TWELVE MONTH PERIOD ENDING DECEMBER 31, 2005

ratios and tangible net worth. At December 31, 2005, the Company was in violation of some of these covenants which could severely impact the Company’s ability to fund future loans. As of June 30, 2006 the Company has not been notified by its lender’s that the lines are in default. Balances as of December 31, 2005 are as follows:

Lender	Interest Rate	Amount Due

First Collateral	Libor Plus 1.95% - 11.25%	$44,187,141

Bank of Arizona	Libor Plus 2.50%	2,312,563

HSBC	Libor Plus .50% - 2.50%	2,656,004

	Total	$49,155,708

10.	COMMITMENTS

Operating Lease

The Company leases office facilities in various states with lease terms expiring at various times over the next four years. Future minimum lease payments required under the above operating leases, excluding are as follows:

Year ending December 31, 2006	$647,575
Year ending December 31, 2007	74,777
Year ending December 31, 2008	78,576
Year ending December 31, 2009	61,154
Year ending December 31, 2010	18,464
Thereafter	—

Total	$285,648

The Company incurred total rent expense of $92,058 for the year ended December 31, 2005.

11.	SUBSEQUENT EVENTS (unaudited)

NOTES RECEIVABLE

On January 3, 2006 the Company issued a note receivable, to a related entity, in the amount of $370,000. The note accrues interest, at a stated rate of 9.25% per annum, and requires eleven monthly interest only payments of $2,852 with the final payment consisting of all outstanding principal and interest. The note matures on June 30, 2006.

SALE OF COMPANY

On May 31, 2006 the Company closed on the Stock Purchase Agreement dated December 9, 2005 with Clear Choice Financial, Inc., (“CCF”). The terms of such agreement called for the sale and transfer of 100% of the Company’s stock.

F-10